UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 January 3, 2016


                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202               46-5221947
   ----------------         -----------------------------  ------------------
(Commission File Number)  (Address of Principal Executive    (IRS Employer
       Number)                  Offices and Zip Code)     Identification Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


     On January 15, 2016, the Board of Directors awarded 1,050,000, 1,050,000, and 980,000 stock options to each of its three executive officers, Earnest Blackmon, Tony Verzura and Chad Ruby, respectively. The options have a ten year term, vest immediately and the exercise price is $0.20 per share which was the closing price of the Company's common stock on January 14, 2016.

     On January 3, 2016, the Company's Board of Directors voted to set the annual salary for Mr. Verzura at $48,000 effective January 1, 2016. At the same time, Mr. Blackmon and Mr. Ruby agreed to discontinue taking salaries effective January 1, 2016.









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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  January 19, 2016              By: /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer